UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

KENNEDY-WILSON HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked

To Follow The Prompts To Vote Your Shares. KENNEDY-WILSON KENNEDY-WILSON HOLDINGS, INC. 151 S. El Camino Drive HOLDINGS, INC. c/o Continental Proxy Services Beverly Hills, California 90212 1 State Street, New York NY 10004 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on June 5, 2025 Dear Stockholder, The Annual Meeting of the Stockholders of Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”), will be held on June 5, 2025 at 9:00 a.m. Pacific Time (the “Annual Meeting”), at the Beverly Wilshire Hotel, 9500 Wilshire Boulevard, Beverly Hills, California, for the following purposes: (1) To elect three (3) directors to the Board of Directors of the Company to serve for a three-year term and until their successors are duly elected and qualified;

(2) To approve an amendment to the Company’s Second Amended and Restated 2009 Equity Participation Plan to increase the number of shares of the Company’s common stock that may be issued thereunder by an additional 3,400,000 shares; (3) To vote on an advisory, non-binding proposal, to approve the compensation of the Company’s named executive officers; (4) To ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm for the 2025 fiscal year; and (5) To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” the election of the three nominees and “FOR” Proposals 2, 3 and 4. All stockholders are cordially invited to attend the meeting. Stockholders of record of the Company’s common stock at the close of business on April 15, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office at 151 S. El Camino Drive, Beverly Hills, California during the 10-day period preceding the Annual Meeting. Your electronic vote authorizes the named proxies to vote your shares in the same Vote Your Proxy on the Internet: manner as if you marked, signed, dated, and returned the proxy card. Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER The Proxy Materials are available for review at: https://www.cstproxy.com/kennedywilson/2025

KENNEDY-WILSON HOLDINGS, INC. 151 S. El Camino Drive Beverly Hills, California 90212

Important Notice Regarding the Availability Of Proxy Materials For the Annual Meeting of Shareholders to Be Held On Thursday, June 5, 2025 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/kennedywilson/2025 Included are the Company’s: -Annual Report for the year ended December 31, 2024 -2025 Proxy Statement -the Proxy Card -any amendments to the foregoing materials This is not a ballot. You cannot use this notice to vote your shares. This communication presents an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 30, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0691, or By logging on to https://www.cstproxy.com/kennedywilson/2025 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.